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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) - May 4, 2007

                                HEALTHSPORT, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-23100                22-2649848
          --------                    -------                ----------
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             file number)          Identification No.)


                  7633 E 63RD PLACE, SUITE 220, TULSA, OK 74133
                    (Address of principal executive offices)

                                 (716) 691-6763
                          Registrant's telephone number



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2:        FINANCIAL INFORMATION

ITEM 2.01:        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 4, 2007, HealthSport, Inc. ("HealthSport" or the "Company") completed the previously announced acquisition of InnoZen, Inc. ("InnoZen"). With the addition of InnoZen, HealthSport has now become a fully integrated developer, manufacturer and marketer of unique and proprietary branded and private label edible film strip nutritional supplement and over-the-counter drug products. Under the terms of the acquisition, HealthSport issued 18,249,952 shares of its restricted common stock in exchange for 100% of the issued and outstanding shares of InnoZen.

InnoZen is a preeminent formulator, developer and manufacturer of edible film strips that deliver drug actives through buccal (between the cheek and gum), lingual and sublingual absorption. InnoZen's proprietary edible film strip delivery technology is superior to any other competitive edible film strips currently on the market. InnoZen has five patents pending and has developed numerous proprietary processes that it incorporates in the development and manufacturing process of edible film strips.


SECTION 9:        FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01:        FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired -

1. InnoZen, Inc. - Historical Financial Information - Audited - Exhibit 99.2
         o        Independent Auditor's Report;
         o        Balance Sheets as of December 31, 2006 and 2005;
         o Statements of Operations for the years ended December 31, 2006 and 2005;
         o Statements of Cash Flows for the years ended December 31, 2006 and 2005;
         o        Notes to Financial Statements.

2. InnoZen, Inc. - Historical Financial Information - Unaudited - Exhibit 99.3

         o        Balance Sheet as of March 31, 2007; and
         o Statement of Operations for the three months ended March 31, 2007 and 2006.

(b) Pro Forma Financial Information - Exhibit 99.4

The following pro forma financial information is filed with this Report as
Exhibit 99.4 hereto:

         o Basis of presentation of unaudited pro forma condensed consolidated financial statements;

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         o        Unaudited pro forma condensed balance sheet as of March 31,
                  2007;
         o Unaudited pro forma condensed statement of operations for the three months ended March 31, 2007;
         o Unaudited pro forma condensed statement of operations for the year ended December 31, 2006;
         o Notes to the unaudited pro forma condensed consolidated financial statements.


(c) Exhibits -

         23.1**       Consent of Green Hasson & Janks LLP;
         99.1*        HealthSport press release dated May 7, 2007;
         99.2**       InnoZen, Inc. audited historical financial information as
                      of December 31, 2006 and 2005;
         99.3**       InnoZen Inc. unaudited historical financial information as of March 31, 2007 and for the
                      three months ended March 31, 2007 and 2006;
         99.4**       HealthSport, Inc. pro forma financial information.


--------------------------------------------------------------------------------
*        Filed as an exhibit to the registrant's May 4, 2007, Current Report on\
         Form 8-K
**       Filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       HEALTHSPORT, INC.



                                       BY /S/ DANIEL J. KELLY
                                       --------------------------------------
                                       DANIEL J. KELLY, CHIEF EXECUTIVE OFFICER


DATE:   SEPTEMBER 20, 2007